Summary Prospectus Supplement	June 29, 2021

Putnam Income Fund
Summary Prospectus dated February 28, 2021

Effective July 31, 2021, the sub-section Investments in the section Investments, risks, and performance is replaced in its entirety with the following:

We invest mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars or (to a lesser extent) foreign currencies, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

326703 – 6/21